Significant transactions	9 Months Ended
Jul. 31, 2023
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Significant transactions
Note 4.    Significant transactions
Sale of certain banking assets in the Caribbean
On October 12, 2021, FirstCaribbean International Bank Limited (CIBC FirstCaribbean) announced that it had entered into agreements to sell its banking assets in St. Vincent, St. Kitts, Grenada and Dominica. The sales of banking assets in St. Vincent and Grenada were completed on March 24, 2023 and July 14, 2023, respectively, upon the satisfaction of the closing conditions. The proposed transactions in St. Kitts and Dominica did not proceed and CIBC FirstCaribbean ceased its operations in Dominica on January 31, 2023. The impacts of these transactions and closures were not material.